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         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

                      SUPPLEMENT DATED NOVEMBER 17, 2008 TO
                        PROSPECTUSES DATED APRIL 28, 2008

This Supplement is intended to supplement prospectuses for certain "VENTURE(R) VARIABLE ANNUITY," "VENTURE III(R) VARIABLE ANNUITY," "VENTURE VANTAGE(R) VARIABLE ANNUITY," "VENTURE VISION(R) VARIABLE ANNUITY," "VENTURE STRATEGY(R) VARIABLE ANNUITY," "WEALTHMARK VARIABLE ANNUITY" and "WEALTHMARK ML3 VARIABLE ANNUITY" Contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York before April 28, 2008.


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You should read this Supplement together with (1) a prospectus supplement dated
September 2, 2008 entitled "Availability of Guaranteed Minimum Withdrawal Benefit Riders and Fixed Investment Options," (2) a prospectus supplement dated June 16, 2008 entitled "Availability of Income Made Easy Program and Income Plus for Life (Quarterly Step-up Review) Series Riders" and (3) the current prospectus for the Contract you purchased (the "annuity prospectus"), and retain all documents for future reference. If you would like another copy of the annuity prospectus or a prospectus supplement, please contact our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078 to request a free copy. You may also visit our websites at www.jhannuities.com or www.jhannuitiesnewyork.com.
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PAY-OUT PERIOD PROVISIONS

We add a new paragraph after the fourth paragraph in the section entitled "Pay-out Period Provisions - - General" in the annuity prospectus, so that the section, as revised, reads as follows:

================================================================================
You have a choice of several different ways of receiving annuity payments from
us.
================================================================================

General
Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
     -    the Maturity Date for Contracts issued prior to May 1, 2006 [VISION:
          February 12, 2007] is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary [VENTURE: (6th Contract Anniversary for Ven 7 and Ven 8 Contracts)], and
     - the Maturity Date for Contracts issued on and after May 1, 2006 [VISION: February 12, 2007] is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

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You should review your Contract carefully to determine the Maturity Date applicable to your Contract.
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

NOTICE OF ANNUITY COMMENCEMENT DATE.* Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

*Not applicable to Ven 3 Contracts.

You should retain this Supplement for future reference.

                       SUPPLEMENT DATED NOVEMBER 17, 2008




333-71072         333-71074      033-46217
333-70728         333-70864      333-83558
333-70730         333-138846     333-61283
333-70850         033-79112